UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2017

CAROLINA FINANCIAL CORPORATION

(Exact Name of Registrant As Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19029	57-1039673
(Commission File Number)	(I.R.S. Employer Identification No.)

288 Meeting Street, Charleston, South Carolina	29401
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On October 19, 2017, Carolina Financial Corporation (the “Company”) issued a news release announcing its results of operations for the three and nine month periods ended September 30, 2017. A copy of the news release is attached hereto as Exhibit 99.1. The information included herein, as well as in Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01.	Regulation FD Disclosure.

The Company will hold an investor conference call to disclose its financial results for the three and nine month periods ended September 30, 2017 on October 20, 2017 at 11:00 a.m. Eastern Time. The call may be accessed by dialing (866) 464-9448 or (213) 660-0874 and requesting the Carolina Financial Corporation earnings call. The conference ID number is number 99743428. Listeners should dial in 10 minutes prior to the start of the call. A webcast of the conference call will be available online at www.haveanicebank.com and following the links to About Us, Investor Relations. A replay of the call will be available approximately three hours after the call and can be accessed by dialing (855) 859-2056 or (404) 537-3406 and entering conference number 99743248. A copy of the investor presentation prepared for use by executive management during the investor conference call is furnished as Exhibit 99.2. All of the information in the presentation is presented as of October 19, 2017, and the Company does not assume any obligation to update such information in the future.

The information included in the preceding paragraph, as well as in Exhibits 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in filings under the Securities Act.

Item 8.01.	Other Events.

On October 18, 2017, the Board of Directors of the Company declared a quarterly cash dividend of $0.05 per share, payable on January 5, 2018, to stockholders of record as of December 14, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
99.1	News Release dated October 19, 2017.

99.2	Investor Presentation dated October 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA FINANCIAL CORPORATION,
Registrant

By:	/s/ William A. Gehman, III
Name:	William A. Gehman, III
Title:	Chief Financial Officer

Dated: October 19, 2017